UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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TRUST FOR CREDIT UNIONS

(Name of Registrant as Specified In Its Charter)

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TRUST FOR CREDIT UNIONS

1001 Connecticut Avenue, N.W. – Suite 1001

Washington, D.C. 20036

Ultra-Short Duration Government Portfolio

Short Duration Portfolio

(together, the “Portfolios”)

1-800-DIAL TCU (1-800-342-5828)

April 11, 2017

Dear Shareholder:

We are pleased to invite you to a Special Meeting of Shareholders (the “Shareholder Meeting”) of Trust for Credit Unions (the “Trust”) to be held at the offices of Callahan Financial Services, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036 on May 12, 2017 at 12:00 PM, Eastern time. At the Shareholder Meeting, you will be asked to vote on the following important proposal (the “Proposal”):

•	Approval of a new investment advisory agreement between the Trust on behalf of each of its series and ALM First Investment Advisors, LLC (“ALM First” or the “Adviser”). The Government Money Market Portfolio, a series of the Trust that suspended operations as of the close of business on May 30, 2014, does not currently have any shares outstanding but will be included in the new advisory agreement.

This Proxy Statement contains information about the Proposal and the materials to use when voting by mail, telephone, or through the Internet.

Your Board of Trustees has reviewed this matter carefully and unanimously recommends that you vote “FOR” the Proposal.

The enclosed Q&A is provided to assist you in understanding the Proposal. The Proposal is described in greater detail in the Proxy Statement.

Please read the enclosed materials and cast your vote by mail using the enclosed proxy card(s), by telephone or via the Internet. Your vote is extremely important, no matter how large or small your holdings may be.

The Trust is using BROADRIDGE FINANCIAL SOLUTIONS, INC., a professional proxy solicitation firm, to assist shareholders in the voting process. If you have any questions regarding the proposals or need assistance in completing your proxy card, please contact the Trust at 1-800-342-5828 or our proxy solicitor, toll-free at 1-800-690-6903.

Thank you for your time in considering these important Proposals and for your continuing investment and support of Trust for Credit Unions.

Sincerely,

James F. Regan

Chairman

IMPORTANT INFORMATION

FOR PORTFOLIO SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting Trust for Credit Unions (the “Trust”) that require a shareholder vote.

Q.	Why am I receiving this proxy statement?

A.	The Trustees of the Board of Trustees (the “Board”) of the Trust, including a majority of the Trustees who are not an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted at an in-person meeting held on February 10, 2017 to change the investment adviser for the Portfolios to ALM First Investment Advisors, LLC (“ALM First” or the “Adviser”), effective April 16, 2017 (the “Effective Date”). At the in-person meeting held on February 10, 2017, in accordance with Section 15 of the 1940 Act, which regulates investment companies such as the Trust, the Board unanimously voted to appoint ALM First to serve as the investment adviser to the Portfolios, effective on the earlier of April 16, 2017 or upon the termination of the Portfolios’ current investment advisory agreement, subject to the approval of the new investment advisory agreement (the “New Agreement”) by shareholders of the Trust’s Ultra-Short Duration Government Portfolio (“Ultra-Short”) and Short Duration Portfolio (“SDP,” together with Ultra-Short, the “Portfolios”). The Board also approved an interim investment advisory agreement (the “Interim Advisory Agreement”) that will go into effect if the New Agreement has not been approved by shareholders as of the Effective Date.

Robert Perry will be named lead portfolio manager for the Portfolios. Jason Haley will serve as co-portfolio manager for the Portfolios. The proposed changes will not change the investment objectives of the Portfolios.

The Board unanimously recommends that you vote FOR the approval of the New Agreement.

Q.	Why is the New Agreement being voted on?

A.	Under the 1940 Act, a fund’s shareholders must approve any new investment advisory agreement for the fund. Therefore, each Portfolio’s shareholders must approve the New Agreement in order for ALM First to serve as adviser to the Portfolios after the 150-day period of the Interim Advisory Agreement (which does not require shareholder approval). The Board has considered and approved the calling of a special meeting of shareholders (“Shareholder Meeting”) and solicitation of proxies, for shareholders of the Portfolios to consider and vote on approval of the New Agreement.

Q.	Who is ALM First?

A.	ALM First Financial Advisors is a strategic partner for depositories, offering an array of financial advisory services. ALM First is a Securities and Exchange Commission (“SEC”) registered investment adviser, with approximately $20 billion in investments under management.

Q.	What is ALM First’s experience in managing National Credit Union Administration (“NCUA”) Part 703-compliant asset portfolios, such as the Portfolios?

A.	Since ALM First’s inception in 1995 as a registered investment adviser, the firm has managed investments for credit unions, investing solely in NCUA Part 703-compliant asset portfolios. Today, ALM First is the largest fee-based registered investment adviser for credit unions in the country. The firm is knowledgeable of credit union permissible assets.

Q.	Who will serve as the portfolio manager of the Ultra-Short Duration Government Portfolio and Short Duration Portfolio?

A.	Robert Perry from ALM First will become the portfolio manager of the Portfolios. Mr. Perry joined ALM First in 2010 and has more than 27 years of experience in the banking and bank consulting business. He leads ALM First’s ALM and Investment Strategy Groups and is responsible for the development of asset liability and investment portfolio themes for the firm. Mr. Perry is primarily responsible for overseeing investment allocations and execution for the approximately $20 billion of assets under management. Mr. Perry also provides strategic focus for financial institution client portfolios that are primarily invested in the high credit quality sectors, and is instrumental in balance sheet hedging strategy development. Before joining ALM First, Mr. Perry previously served as Managing Director of the ALM and Investment Strategy division of DataTech Management and Chief Investment Officer for First Coastal Bank. Previously, Mr. Perry was a Principal and Product Portfolio Manager at Smith Breeden Associates, Inc., where he managed Smith Breeden’s Enhanced Cash and Enhanced Equity strategies.

Jason Haley is a Managing Director at ALM First and joined the firm in 2008. He has 14 years of investment industry experience. Mr. Haley oversees ALM First’s Investment Management Group and is responsible for leading the investment process and investment theme development for the firm, including management of ALM First’s model portfolio strategies. He also oversees all capital markets activities, including security selection and trading, market research and commentary, and execution of hedging and funding strategies for the firm’s clients. Prior to joining ALM First, Mr. Haley worked for Cantor Fitzgerald LP, where he provided institutional clients with fixed-income products, portfolio analytics and strategies.

Q.	How will the New Agreement affect the Portfolios?

A.	The Portfolios and their respective investment objectives and policies will not change as a result of the New Agreement. You will still own the same number of shares in the same Portfolio(s) and the value of your investment will not change as a result of the change of the Portfolios’ investment adviser from GSAM to ALM First. The New Agreement contains substantially similar terms and conditions as, and a lower fee structure than, the Current Agreement, and is discussed in more detail in the enclosed Proxy Statement.

Q.	Will the investment advisory fee rates be the same upon approval of the New Agreement?

A.	No. The investment advisory fee rate applicable to each Portfolio under the New Agreement will be lower than it was under the Current Agreement.

Q.	What will happen after the Effective Date until such time as the shareholders vote to approve the New Agreement at the Shareholder Meeting?

A.	It is anticipated that the Shareholder Meeting will not occur until after the Effective Date. However, Rule 15a-4 under the 1940 Act permits the Board to appoint an advisor on an interim basis without shareholders’ prior approval of the interim investment advisory agreement if the new advisor agrees to provide such services on substantially the same terms as the prior adviser under the prior advisory agreement. A new adviser may act on such an interim basis for a period of 150 days.

At a meeting held on February 10, 2017, the Board unanimously voted to approve an interim advisory agreement between the Trust and ALM First (the “Interim Advisory Agreement”). The terms of the Interim Agreement are the same as those of the Current Agreement, except for the investment advisory fee, certain provisions that are required by law and the date and term of the agreement. The provisions required by law include a requirement that fees payable under the Interim Agreement be paid into an escrow account.

Under the Interim Agreement, which will take effect on the Effective Date, ALM First will serve as the investment adviser to the Portfolios. Robert Perry from ALM First will become the portfolio manager of the

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Portfolios, and Jason Haley will serve as co-portfolio manager. The Interim Agreement is not required to be approved by the shareholders of a Portfolio and will continue in effect as to each Portfolio for 150 days following the Effective Date, unless terminated sooner by the Board or ALM First, or until the New Agreement is approved by the shareholders of the applicable Portfolio.

Q.	What will happen if shareholders do not approve the New Agreement?

A.	ALM First will provide investment management services to the Portfolios for up to 150 days following the Effective Date under the Interim Agreement. If the New Agreement for a Portfolio is not approved within 150 days following the Effective Date, ALM First will no longer provide advisory services to the Portfolio, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the U.S. Securities and Exchange Commission (the “SEC”). If the New Agreement is not approved with respect to any Portfolio within the 150-day period, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to ALM First. The Board of Trustees in such case will consider other alternatives and make such arrangements for the management of such Portfolio’s investments as it deems appropriate and in the best interests of the Portfolio, including (without limitation) the recommendation of one or more other advisers and/or sub-advisers, subject to approval by Portfolio shareholders, or the liquidation of that Portfolio.

Q.	How does the Trust’s Board of Trustees recommend that I vote?

A.	The Trust’s Board of Trustees unanimously recommends that you vote FOR the New Agreement. The reasons for the Board of Trustees’ recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation of the Proposals.”

Q.	When and where will the Shareholder Meeting be held?

A.	The Shareholder Meeting will be held at the offices of the Trust, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, DC 20036 on May 12, 2017, at 12:00 PM Eastern time.

Q.	Will the Portfolios pay for the proxy solicitation and related legal costs?

A.	The Portfolios will pay the costs of the preparation of the proxy statement and solicitation of shareholder votes on the proposal.

Q.	Do I have to attend the Shareholder Meeting in order to vote my shares?

A.	No. You can simply mail in the enclosed proxy card(s) or use the telephone or Internet procedures for voting your shares as set forth below.

Q.	How can I vote my shares?

•	You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):
•	By mail, using the enclosed proxy card(s) and return envelope;
•	By telephone, using the toll free number on the enclosed proxy card(s);
•	Through the Internet, using the website address on the enclosed proxy card(s); or
•	In person at the Shareholder Meeting.

Q.	Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.	Please contact the Trust, toll free at 1-800-342-5828 or our proxy solicitor, Broadridge, toll free, at 1-800-690-6903.

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TRUST FOR CREDIT UNIONS

1001 Connecticut Avenue, N.W., Suite 1001

Washington, D.C. 20036

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the “Shareholder Meeting”) of Trust for Credit Unions (the “Trust”) will be held at the Trust’s offices at 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036 on May 12, 2017, at 12:00 PM, Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Shareholder Meeting:

Proposal 1: Approval of a new investment advisory agreement between the Trust, on behalf of each of the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio (each, a “Portfolio,” together, the “Portfolios”), and ALM First Financial Advisors, LLC (“ALM First” or the “Adviser”).

The Trust’s Board of Trustees unanimously recommends that shareholders vote FOR this proposal (the “Proposal”).

Holders of record of shares of each Portfolio at the close of business on February 17, 2017 are entitled to vote at the Shareholder Meeting and at any adjournments or postponements thereof with respect to the Proposal affecting their Portfolio(s). Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

By Order of the Board of Trustees,

James F. Regan

Chair, Board of Trustees

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Shareholder Meeting and vote your shares in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Shareholder Meeting to be held on May 12, 2017. This Proxy Statement is available on the Internet at www.proxyvote.com.

TABLE OF CONTENTS

Pages 3 - 6	Proposal 1 – Approval of New Investment Advisory Agreement – Both Portfolios
Pages 7 - 10	Board Approval and Recommendation of the Proposal
Pages 11 - 15	Additional Information
Exhibit A	Form of New Investment Advisory Agreement

TRUST FOR CREDIT UNIONS

1001 Connecticut Avenue, N.W.

Suite 1001

Washington, D.C. 20036

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Trust for Credit Unions (the “Trust”) for use at a Special Meeting of Shareholders (the “Shareholder Meeting”) of the Ultra-Short Duration Government Portfolio (“Ultra-Short”) and the Short Duration Portfolio (“SDP”) (each a “Portfolio,” and together, the “Portfolios”) to be held on May 12, 2017, at 12:00 PM, Eastern Time, at the offices of the Trust, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036. The Trust is an open-end management investment company, organized as a Massachusetts business trust, and each Portfolio is a separate investment portfolio, or series, of the Trust. As used in this Proxy Statement, each Portfolio’s shares, which are classified into two classes, Investor Shares and TCU Shares, are referred to as “Shares.”

This Proxy Statement and the enclosed proxy card(s) are expected to be distributed to shareholders on or about April 12, 2017, or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, Internet or personal interview.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or Internet or personal interview, will be paid by the Portfolios

The Trustees have fixed the close of business on February 17, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Shareholder Meeting and any adjournment or postponement thereof (the “Record Date”). As of the Record Date, there were 40,189,828.518 and 43,025,937.229 issued and outstanding Shares of the Ultra-Short Duration Government Portfolio and Short Duration Portfolio, respectively.

COPIES OF EACH PORTFOLIO’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THE TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, AN ADDITIONAL COPY OF ANY PORTFOLIO’S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO TRUST FOR CREDIT UNIONS, 1001 CONNECTICUT AVENUE NW, SUITE 1001, WASHINGTON, DC 20036; CALLING TOLL-FREE: 1-800-342-5828; OR BY VISITING: WWW.TRUSTCU.COM.

A proxy card is enclosed with respect to the Shares you own in each Portfolio. If you return a properly executed proxy card, the Shares represented by it will be voted at the Shareholder Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote. Investor Shares and TCU Shares of each Portfolio will vote together on Proposal 1 for each Portfolio. If you do not expect to be present at the Shareholder Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

The following table summarizes the proposals to be voted on at the Shareholder Meeting and indicates those shareholders that are being solicited with respect to each proposal. The shareholders of each Portfolio will vote together as a single class separately on each proposal pertaining to such Portfolio.

Shareholders Solicited
Proposal		Ultra-Short Duration Government Portfolio	Short Duration Portfolio
(1)	To approve a new investment advisory agreement between the Trust, on behalf of each Portfolio, and ALM First Financial Advisors, LLC.	X	X

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the Shareholder Meeting and voting in person.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Trust’s Board of Trustees unanimously recommends that shareholders of each Portfolio vote FOR the approval of the new investment advisory agreement between the Trust, on behalf of each Portfolio, and ALM First Financial Advisors, LLC (“ALM First” or the “Adviser”).

At the Shareholder Meeting, shareholders of each Portfolio will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Portfolio, and ALM First. The New Advisory Agreement, which was approved by the Board on February 10, 2017, contains substantially similar terms with respect to the services to be provided by ALM First and lower fees than those under the Portfolios’ existing investment management agreement with Goldman Sachs Asset Management, L.P. (“GSAM”) (the “Current Advisory Agreement”). The Trustees approved the termination of the Current Advisory Agreement and approved the New Advisory Agreement at the February 10, 2017 Board meeting.

Background

The Trustees of the Board of Trustees (the “Board”) of Trust for Credit Unions (the “Trust”), a majority of whom are not an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted at an in-person meeting held on February 10, 2017 to provide GSAM with 60 days’ notice that the Trust would terminate the Current Advisory Agreement, which will take effect by the terms of the notice on April 16, 2017. The Current Advisory Agreement was dated January 14, 2008 and was last approved by shareholders on December 28, 2007.

At an in-person meeting held on February 10, 2017, in accordance with Section 15 of the 1940 Act, which regulates investment companies such as the Trust, the Board unanimously voted to appoint ALM First to serve as the investment adviser to the Portfolios, effective upon the termination of the Current Advisory Agreement (“Effective Date”). The Board also unanimously approved the terms of the New Advisory Agreement between the Trust, on behalf of each Portfolio, and ALM First, subject to the approval of the shareholders of such Portfolios.

It is anticipated that the Shareholder Meeting will not occur until after the Effective Date. Accordingly, to avoid disruption of the Portfolios’ investment management program, at the meeting on February 10, 2017, the Board approved an interim investment advisory agreement between the Trust and ALM First, with respect to each Portfolio (“Interim Advisory Agreement”). The Interim Advisory Agreement was approved pursuant to Rule 15a-4 under the 1940 Act, which allows an adviser to provide investment management services pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement, subject to certain conditions.

The Interim Agreement will become effective with respect to the Portfolios on the Effective Date. If the New Advisory Agreement for a Portfolio is not approved within 150 days following the Effective Date, ALM First will no longer provide advisory services to the Portfolios, unless an extension of the 150-day period is permitted by a rule or interpretive position of the SEC staff. The Board in such case will consider other alternatives and make such arrangements for the management of the Portfolio’s investments as it deems appropriate and in the best interests of the Portfolio, including (without limitation) the recommendation of one or more other advisers and/or sub-advisers, subject to approval by Portfolio shareholders, or the liquidation of that Portfolio.

Under the Interim Agreement, the advisory fees earned by ALM First during the interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to ALM First if Portfolio shareholders approve the New Advisory Agreement with respect to a Portfolio, within 150 days of the Effective Date. If shareholders of a Portfolio do not approve the New Advisory Agreement within 150 days of the Effective Date, then with respect to that Portfolio, ALM First will be paid the lesser of: (i) any costs incurred in performing its duties under the Interim Advisory Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account related to its interim services, plus interest if earned.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are substantially similar to the terms of the Current Advisory Agreement with respect to services to be provided by ALM First, and the New Advisory Agreement has a lower fee structure than that under the Current Advisory Agreement. The material terms of the New Advisory Agreement and Current Advisory Agreement are compared below in “Summary of the New Advisory Agreement and Current Advisory Agreement.”

Robert Perry and Jason Haley will serve as portfolio managers of the Portfolios under the New Advisory Agreement. The proposed change in investment adviser from GSAM to ALM First will not change the investment objectives of the Portfolios.

Compensation Paid to the Adviser

Under the New Advisory Agreement, ALM First will be entitled to receive a monthly advisory fee computed at the following annual rates of the Portfolios’ aggregate average daily net assets in return for the services provided by ALM First as investment adviser to that Portfolio. The advisory fee is lower than the advisory fee payable under the Current Advisory Agreement.

Ultra-Short Duration Government Portfolio and Short Duration Portfolio – Aggregate Average Daily Net Assets*	Fee Rate Under Current Advisory Agreement	Fee Rate Under New Advisory Agreement
First $250 million	0.18%	0.12%
Between $250 million and $500 million	0.16%	0.10%
Over $500 million	0.14%	0.07%

*	Fees are determined on the basis of the aggregate net assets of the Ultra-Short Duration Government Portfolio and Short Duration Portfolio.

For the fiscal year ended August 31, 2016, the Portfolios paid GSAM the following fees pursuant to the Current Advisory Agreement:

Ultra-Short Duration Government Portfolio	$676,910
Short Duration Portfolio	$766,575

Information about the Adviser

ALM First is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ALM First is a financial advisory firm that provides consulting, non-discretionary and discretionary investment and financial management services, primarily for financial institutions. ALM First was founded in 1995 and had approximately $20 billion under management as of December 31, 2016. The Adviser’s principal office is located at 2911 Turtle Creek Boulevard, Suite 500, Dallas, Texas 75219.

Summary of the New Advisory Agreement and the Current Advisory Agreement

A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. Under the New Advisory Agreement, ALM First will provide investment advisory services to the Portfolios for a lower fee than each Portfolio was obligated to pay under the Current Advisory Agreement, and under terms that are otherwise substantially similar to the Current Advisory Agreement. Under the Current Advisory Agreement, GSAM is paid the following annual rates, based on the aggregate average daily assets of the Portfolios: 0.18% of the first $250 million in net assets; 0.16% of the assets between $250 million and $500 million; and 0.14% of the assets above $500 million. The New Advisory Agreement provides that ALM First will be paid at the following annual rates, based also on the aggregate average daily net assets of the Portfolios: 0.12% of the first $250 million in net assets; 0.10% of the assets between $250 million and $500 million; and 0.07% of the assets above $500 million.

Advisory Services. Both the New Advisory Agreement and Current Advisory Agreements state that, subject to the general supervision of the Board, the adviser thereunder will provide such investment management services and advice to the Portfolios as are set forth in the agreement. These services include providing supervision of the Portfolios’ assets, furnishing a continuous investment program for the Portfolios, determining the investments and securities to be purchased and sold by the Portfolios, and determining the portion of the Portfolios’ assets to be invested or held uninvested as cash. Under the New Advisory Agreement and the Current Advisory Agreement, the investment adviser also places orders for the purchase and sale of securities for the Portfolios.

Management Fees. The New Advisory Agreement contains a lower fee structure for each of the Portfolios. Under both the Current Advisory Agreement and the New Advisory Agreement, the investment adviser may from time to time reduce its fees or make payment to a Portfolio in order to offset all or a portion of certain expenses otherwise payable by a Portfolio, provided that such arrangement does not jeopardize a Portfolio’s qualification as a regulated investment company. Set forth below are the advisory fees, expressed in dollars and as a percentage of each Portfolio’s average daily net assets, to which GSAM was entitled to for the fiscal year ended August 31, 2016 as compared to the advisory fees that ALM First would have received had the New Advisory Agreement been in effect during the fiscal year ended August 31, 2016.

	Current Agreement		New Advisory Agreement
Portfolio	Dollars	Current Advisory Fee Rates*	Proposed Advisory Fee Rate*	Dollars If Proposed Advisory Fee In Place	Percentage Change
Ultra-Short Duration Government Portfolio	$676,910	0.18% of the first $250 million 0.16% of the next $250 million 0.14% of assets in excess of $500 million	0.12% of the first $250 million 0.10% of the next $250 million 0.07% of assets in excess of $500 million	$397,078	-41.3%

Short Duration Portfolio	$766,575	0.18% of the first $250 million 0.16% of the next $250 million 0.14% of assets in excess of $500 million	0.12% of the first $250 million 0.10% of the next $250 million 0.07% of assets in excess of $500 million	$449,666	-41.3%

*	The advisory fee rates under both the Current Advisory Agreement and the New Advisory Agreement are based on the aggregate average net assets of the Ultra-Short Duration Government Portfolio and Short Duration Portfolio.

Standard of Care/Indemnification. Each of the New Advisory Agreement and Current Agreement provides that, subject to applicable provisions of the 1940 Act, the Adviser is not liable for any error in judgment or mistake of law or any loss suffered by the Trust in connection with such agreement, except a loss resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of the Adviser’s reckless disregard of its obligations and duties. Under each of the New Advisory Agreement and Current Agreement, the Trust agrees to indemnify and hold harmless the Adviser against losses, claims, damages or liabilities to the extent they arise out of or are based on the Adviser’s acting in accordance with the terms of such Agreement or on any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in various documents, including the Trust’s registration statement, with certain exceptions, such as if an untrue statement or omission is attributable to the Adviser. The Trust also agrees to reimburse the Adviser for any legal or other expenses incurred by the Adviser in connection with investigating or defending any such loss, claim, damage or liability. The Adviser is not, however, protected against, or entitled to indemnification or contribution with respect to, any liability to the Trust or its shareholders to which the Adviser is subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties, under the New Advisory Agreement or Current Agreement or otherwise. Under the New Advisory Agreement, the Trust may advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Adviser’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to fully reimburse the Trust unless it is subsequently determined that the Adviser or its affiliate is entitled to such indemnification and if the Trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Adviser shall provide a security for its undertaking, (B) the Trust shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be found entitled to indemnification.

Duration and Termination. The New Advisory Agreement will continue in effect through April 16, 2019 from the date of execution and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. The Current Advisory Agreement provides that it will continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. Both the New Advisory Agreement and the Current Advisory Agreement may be terminated at any time, on sixty (60) days written notice, by the Trust (by vote of the Trust’s Board or by vote of a majority of the outstanding voting securities of the applicable Portfolio or Portfolios) without the payment of a penalty, or by the adviser thereunder at any time, without the payment of a penalty, upon sixty (60) days written notice. In addition, both the New Advisory Agreement and the Current Advisory Agreement will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

THE TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT

BOARD APPROVAL AND RECOMMENDATION OF THE PROPOSAL

The New Advisory Agreement was unanimously approved by the Trustees, including a majority of the Independent Trustees, and recommended for approval by the shareholders of the Portfolios at a Board meeting held on February 10, 2017 (the “New Contract Meeting”).

Prior to its meeting on February 10, 2017, the Trustees met in-person with management of ALM First and representatives of GSAM on January 10, 2017, to receive and consider materials relating to, among other matters, the investment and management services provided by GSAM as well as a proposal to provide investment and management services from ALM First. The Trustees also met telephonically on multiple separate occasions, both as a full Board and through the Trust’s Product Development Committee, to consider responses to the Trust’s request for proposals from multiple investment advisory firms and whether it would be in the best interests of each Portfolio and shareholders to approve the New Advisory Agreement. The Board and the Product Development Committee convened informally on other occasions to discuss outstanding issues. At each of these meetings, the Trustees received and reviewed information provided by ALM First and GSAM in response to requests from the Trustees, Trust counsel and Independent Trustee counsel. Among other written and oral information, the Trustees requested and were provided information regarding:

•	the investment performance of each Portfolio over various time periods both by itself and in relation to relevant indices;
•	the investment performance of accounts managed by ALM First and GSAM with investment strategies similar to the investment strategies of the Portfolios;
•	the fees to be charged by ALM First and GSAM for investment advisory services, as well as other compensation received by GSAM and its affiliates or to be received by ALM First;
•	the total operating expenses of the Portfolios and comparison of proposed expenses to the previous year’s expenses;
•	investment management staffing and the experience of the investment advisory and other personnel of GSAM who currently provide services to the Portfolios and of the personnel of ALM First who were proposed to provide services to the Portfolios;
•	financial statements and other information regarding the financial condition and prospects of GSAM and ALM First;
•	the profitability to GSAM of managing the Portfolios and the methodology in allocating expenses to the management of the Portfolios; and
•	the projected profitability to ALM First of managing the Portfolios.

Throughout the process, the Trustees had opportunities to ask questions of and requested and received additional materials from ALM First and GSAM. The Trustees discussed with representatives of management the operations of the Portfolios and management’s opinion of the process and potential prospects offered by each proposed adviser. The Trustees discussed with ALM First its ability to provide investment and management services to the Portfolios. During each meeting at which the Trustees considered the New Advisory Agreement, they were advised by and met, as necessary, in executive session with Trust counsel and their independent legal counsel.

In considering whether to approve the New Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Trustees to approve the New Advisory Agreement are discussed below:

Decision to Approve the New Advisory Agreement

Nature, Extent, and Quality of Services. The Trustees considered the nature, extent and quality of advisory services proposed by ALM First. ALM First’s management of over approximately $20 billion in assets (as of December 31, 2016), and ALM First’s history managing assets for credit unions subject to Part 703 of the National Credit Union Administration (“NCUA”) rules and regulations. Other considerations were (i) ALM First’s ability to supervise the Portfolios’ service providers, to supervise operations for the Portfolios, to prepare compliance and regulatory filings for the Portfolios and disclosures to Portfolio shareholders, to assist the Trustees in their capacity as trustee, and to provide other services; (ii) ALM First’s significant connections to and history of managing assets in the credit union industry; and (iii) ALM First’s strong regulatory history. The Trustees were familiar generally with the quality of services provided by ALM First and with members of its management team based on ALM First’s history of providing investment advisory and other financial services to credit unions, ALM First’s work on behalf of the credit union movement with respect to the implementation and interpretation of NCUA rules and regulations, and the firm’s overall presence as a credit union industry advisor.

The Trustees noted the representations of ALM First with respect to ensuring compliance with the Portfolios’ investment policies and restrictions, as well as ALM First’s familiarity with NCUA rules and regulations. They reviewed the quality of managerial services proposed to be provided by ALM First in its capacity as adviser. The Trustees noted that many of the Trust’s operations were already performed by third-party service providers, who had performed satisfactorily, and that ALM First would continue to retain these service providers. The Trustees also confirmed that the Trust’s chief compliance officer had reviewed ALM First’s compliance policies and procedures, and that the Trust’s chief compliance officer would continue in that role following the change in investment adviser.

The Trustees also considered information such as (i) the experience of ALM First’s investment professionals; (ii) the reputation, regulatory history and resources of ALM First, generally, and its reputation and standing particularly within the credit union industry; (iii) information on the approach of ALM First to retention and compensation of investment and other key personnel; (iv) ALM First’s current and projected financial condition; and (v) the management structure of ALM First and the intentions of ALM First with respect to management of the Portfolios. The Board noted that while ALM First had not served as investment adviser to registered investment companies, certain of the firm’s principals have portfolio management experience with investment companies. The Trustees reviewed each of these factors in light of the expected change from GSAM to ALM First as investment adviser.

The Trustees concluded that the expected nature, extent and quality of the services to be provided by ALM First under the New Advisory Agreement were appropriate for the Portfolios and that the Portfolios were likely to benefit from the provision of those services by ALM First. The Trustees concluded that ALM First currently had sufficient personnel, with appropriate education and experience, to serve the Portfolios effectively.

Investment Performance of the Portfolios. The Trustees considered short-term and long-term investment performance for ALM First’s representative accounts which were considered the most similar to the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio of the Trust. The Trustees discussed with management of ALM First in detail the overall long-term performance record of each Portfolio, its historic investment style, and the resources that ALM First would bring to bear in managing each Portfolio. The Trustees reviewed ALM First’s work with clients in the credit union industry. The Trustees reviewed and discussed the performance of ALM First’s certain other accounts relative to the Portfolios and reviewed the annual performance of ALM First’s accounts as compared to the Portfolios’ performance. ALM First provided the Trustees with performance of its accounts for the one-, three-, five-, 10- and 20-year periods, including annual returns for each year within the respective period. The Trustees regarded these as additional factors in the evaluation of investment performance that may result from ALM First’s management of the Portfolios under the New Advisory Agreement.

Expenses. The Trustees viewed favorably that fees would decrease under the New Advisory Agreement and the current willingness of ALM First to charge an advisory fee for the Portfolios based on the aggregate net assets of the two Portfolios, which would allow both Portfolios to benefit from increases in the net assets of either Portfolio. The Trustees noted that the advisory fees under the New Advisory Agreement would decrease by a greater percentage as the Portfolios’ aggregate average net assets increased. The Trustees reviewed the anticipated total expense ratios for the portfolios and that these were expected to decrease due to the lower advisory fees charged under the New Advisory Agreement. The Trustees concluded that for each Portfolio the contractual management fee proposed by ALM First would be acceptable based upon the qualifications, experience, reputation and performance of ALM First and the overall expense ratio of the Portfolios.

Profitability and Costs of Services to ALM First. The Trustees considered the materials concerning ALM First’s expected profitability and expected costs attributable to the Portfolios. ALM First provided, and the Trustees reviewed and discussed, various scenarios outlining ALM First’s projected profitability for managing the Portfolios at various asset levels. The Trustees compared the relative profitability under the Current Advisory Agreement to the projected profitability presented by ALM First. The Trustees also were aware of the impact of lower aggregate Portfolio assets on ALM First’s fees.

Extent of Economies of Scale as the Portfolios Grow. The Trustees considered whether there have been economies of scale with respect to the management of the Portfolios and whether the Portfolios have appropriately benefited from any economies of scale. The Trustees noted the Portfolios have breakpoints on their advisory fees under the Current Advisory Agreement that would allow investors to benefit directly in the form of lower fees as Portfolio assets grow. They noted that the New Advisory Agreement has similar breakpoints to allow investors to benefit directly in the form of lower fees under the New Advisory Agreement, that the breakpoints in the New Advisory Agreement will result in lower fees at each aggregate asset level for the Portfolios, and that the breakpoints will continue to be in effect under the New Advisory Agreement at the same aggregate net asset levels for the Portfolios. In view of these considerations, the Trustees determined that the fee levels under the New Advisory Agreement reflect economies of scale for the benefit of Portfolio investors.

Other Factors Affecting Fees. The Trustees also considered the quality of personnel and services to be provided to the Portfolios by ALM First, and the proposed decrease in advisory fees under the New Advisory Agreement. The Trustees recognized that the Portfolios were expected to benefit from reduced costs overall as a result of the lower advisory fees under the New Advisory Agreement.

Other Relevant Considerations. (a) Personnel and Methods. The Trustees also considered the history, reputation, qualifications and background of ALM First, as well as the qualifications of their personnel, and concluded that ALM First currently had sufficient personnel to serve the Portfolios effectively. (b) Other Benefits. The Trustees also considered the character and amount of other direct and incidental benefits received by ALM First and its affiliates from their association with the Portfolios. The Trustees concluded that potential “fall-out” benefits that ALM First and its affiliates might receive, such as greater name recognition visibility among credit unions or increased ability to obtain research services, appeared to be reasonable, and might in some cases benefit the Portfolios.

Conclusion. In considering the New Advisory Agreement, the Trustees did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Portfolios’ surrounding circumstances. Based on this review, it was the judgment of the Trustees that shareholders of the Portfolios would receive satisfactory performance at reasonable fees under the New Advisory Agreement. The Trustees considered assurances from ALM First that it would manage each Portfolio in accordance with its respective investment objectives and policies as disclosed to shareholders and would employ an experienced portfolio manager in managing the Portfolios. The Trustees also noted that ALM First already had successful relationships with a number of credit unions that currently held shares of the Portfolios, as well as with other potential shareholders. After full consideration of the above factors, as well as other factors that the Trustees considered relevant in evaluating the New Advisory Agreement, the Trustees unanimously concluded that the approval of the New Advisory Agreement was in the best interest of each Portfolio and its shareholders, and approved the New Advisory Agreement through April 16, 2019.

BASED ON ALL OF THE FOREGOING, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE PORTFOLIOS VOTE “FOR” THE PROPOSAL.

ADDITIONAL INFORMATION

Record Date. Only shareholders of record of each Portfolio at the close of business on February 17, 2017 (the “Record Date”) will be entitled to vote with respect to any matter affecting that Portfolio at the Shareholder Meeting and at any adjournment or postponement thereof. As of the Record Date, there were 40,189,828.518 and 43,025,937.229 issued and outstanding Shares of the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio, respectively.

Required Vote and Voting Information. The approval of the Proposal described above requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Portfolio affected by such Proposal, which means the lesser of (1) the holders of 67% or more of the Shares of the Portfolio present at the Shareholder Meeting if the holders of more than 50% of the outstanding Shares of the proposed Portfolio are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Portfolio (the “1940 Act voting requirement”).

The presence in person or by proxy of the holders of one-third of the Shares of a Portfolio entitled to vote shall constitute a quorum for the transaction of business with respect to such Portfolio at the Shareholder Meeting. However, more than 50% of such Shares must be represented at the Shareholder Meeting in order to satisfy the 1940 Act voting requirement. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as Shares that are present but that have not been voted. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Shareholder Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Portfolios’ receipt of a subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Shareholder Meeting will not revoke a proxy, a shareholder present at the Shareholder Meeting may withdraw his or her proxy by written instrument and vote in person. All properly given and unrevoked proxies received in time for the Shareholder Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the Proposals described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the Shareholder Meeting or any adjournment thereof.

Method of Proxy Solicitation. The cost of preparing, assembling and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by the Trust. Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged to assist in soliciting at an estimated cost of approximately $5,000, which will be paid by the Trust. In addition to soliciting proxies by mail, one or more of the Trust’s officers, representatives or compensated third-party agents, including Broadridge, may aid in the solicitation of proxies by personal interview, telephone, telegraph, facsimile or electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons.

Arrangements may also be made to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Other Matters. No business other than the matters described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Shareholder Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Portfolios and their shareholders.

Principal Holders of the Portfolios Shares. The beneficial or record owners of more than 5% of the outstanding Shares of each Portfolio as of the Record Date are in the table below.

As of the Record Date, the persons listed in the table below are deemed to be control persons or principal owners of a Portfolio, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a Portfolio’s outstanding securities and are presumed to control a Portfolio for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a Portfolio’s outstanding voting securities.

As of the Record Date, the Trustees and Officers, as a group, were employed by organizations that shared investment and voting power with respect to 11,287,618.650 TCU Shares, approximately 28.08%, of the Ultra-Short Duration Government Portfolio and 15,356,146.960 TCU Shares, approximately 35.69% of the Short Duration Portfolio.

Name of Portfolio	Name of Control Person or Principal Holder and Percentage Ownership of Class	Percentage of Portfolio
Ultra-Short Duration Government Portfolio – Investor Shares	NASA Federal Credit Union 500 Prince Georges Blvd. Upper Marlboro, MD 20774 68.86%	2.59%
	MIT Federal Credit Union 700 Technology Square Cambridge, MA 02139 20.81%	0.78%
Ultra-Short Duration Government Portfolio – TCU Shares	Suncoast Credit Union 6801 E. Hillsborough Ave Tampa, FL 33610 16.61%	15.98%
	Boeing Employees Credit Union 12770 Gateway Drive Tukwila, WA 98168 13.49%	12.98%
	Digital Federal Credit Union 220 Donald Lynch Blvd. Marlborough, MA 01752 12.57%	12.10%

Name of Portfolio	Name of Control Person or Principal Holder and Percentage Ownership of Class	Percentage of Portfolio
Ultra-Short Duration Government Portfolio – TCU Shares (continued)	Jeanne D’Arc Credit Union 1 Tremont Pl. Lowell, MA 01854 9.62%	9.25%
	SchoolsFirst FCU 2115 N. Broadway Santa Ana, CA 92706 8.71%	8.39%
	Visions Federal Credit Union 24 McKinley Ave. Endicott, NY 13760 8.16%	7.85%
	Orange County’s Credit Union 1701 E. Saint Andrew Pl. Santa Ana, CA 92705 6.84%	6.58%
Short Duration Portfolio – Investor Shares	USAlliance FCU 411 Theodore Fremd Ave Rye, NY 10580 68.80%	3.65%
	LGE Community Credit Union 430 Commerce Park Drive, SE Marietta, GA 30060 23.18%	1.23%
Short Duration Portfolio – TCU Shares	Digital Federal Credit Union 220 Donald Lynch Blvd. Marlborough, MA 01752 26.18%	24.79%
	SunCoast Credit Union 6801 E. Hillsborough Ave Tampa, FL 33610 15.71%	14.87%
	APCO Employees Credit Union 750 17th Street North Birmingham, AL 35203 11.51%	10.90%
	SchoolsFirst FCU 2115 N. Broadway Santa Ana, CA 92706 10.15%	9.61%
	Citizens Equity First Credit Union PO Box 1715 Peoria, IL 61656 9.16%	8.67%

Investment Adviser. ALM First Financial Advisors, LLC, 2911 Turtle Creek Boulevard, Suite 500, Dallas, Texas, 75219, serves as each Portfolio’s investment adviser. No Trustee, since the beginning of the last fiscal year, has entered into any purchase or sale transaction of the outstanding securities of the any class of securities of ALM First or any other person directly or indirectly controlling, controlled by, or under common control with ALM First.

The following table sets forth the name, position and principal occupation of each executive officer and each director of ALM First as of February 17, 2017 and their current positions with the Trust, if any. Each individual’s address is c/o ALM First, 2911 Turtle Creek Boulevard, Suite 500, Dallas, Texas 75219. Ms. Emily Hollis and Platform Partners, L.P. each owns more than 10% of ALM First.

Name	Principal Occupation with Adviser	Position with Trust*
Emily Hollis	Chief Executive Officer	None
Frederick Brazelton	ALM First Board member	None
John Graf	ALM First Chairman of the Board	None
Kevin Kirksey	Principal, Strategic Solutions Group	None
Robert Perry	Principal, ALM and Investment Strategy	None
Travis Goodman	Principal, Advisory Services	None
Mike Ensweiler	Principal, Marketing and Client Relations	None

*	Effective as of the Effective Date

Administrator and Principal Underwriter. Callahan Credit Union Financial Services, LLLP (“CUFSLP”), located at 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036, serves as the Trust’s administrator. Callahan Financial Services, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, DC 20036, serves as the Trust’s principal underwriter. It is expected that these services will continue to be provided after the New Advisory Agreement is approved. For the fiscal year ended August 31, 2016, the Portfolios paid CUFSLP the following fees pursuant to the administration agreement:

Ultra-Short Duration Government Portfolio	$216,630
Short Duration Portfolio	$245,331

Affiliated Brokers. The Portfolios paid $10,709 in Rule 12b-1 distribution and servicing fees to Callahan Financial Services during the fiscal year ended August 31, 2016 and did not pay any brokerage fees to an affiliated broker during the fiscal year ended August 31, 2016.

Annual and Semi-annual Reports. Copies of each Portfolio’s most recent annual and semi-annual reports, including financial statements, have previously been mailed to shareholders. The Trust will furnish to any shareholder upon request, without charge, an additional copy of the Portfolios’ most recent annual report and subsequent semi-annual report to shareholders. Annual reports and semi-annual reports to shareholders may be obtained by writing to Trust for Credit Unions, 1001 Connecticut Avenue, NW, Suite 1001, Washington, DC 20036 or by calling toll-free at: 1-800-342-5828; or by visiting: www.TRUSTCU.com.

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Portfolios who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, promptly obtain an additional copy of this Proxy Statement by writing to the appropriate Portfolio at Trust for Credit Unions, 1001 Connecticut Avenue, NW, Suite 1001, Washington, DC 20036 or by calling toll-free at: 1-800-342-5828.

Procedures for Shareholder Communications with the Board. The Trust’s Board of Trustees will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address. The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

The Trust maintains copies of all correspondence addressed to individual Trustees or the Board. Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable. The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

Shareholder Proposals. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Secretary of the Trust at 1001 Connecticut Avenue, NW, Suite 1001, Washington, DC 20036 within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

FORM OF ADVISORY AGREEMENT

ADVISORY AGREEMENT made this             day of             , 2017 between TRUST FOR CREDIT UNIONS, a Massachusetts business trust (the “Fund”), and ALM First Financial Advisors, LLC (the “Adviser”).

W I T N E S S E T H

WHEREAS, the Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Fund is authorized to issue units of beneficial interest (“Shares”) in separate series with each such series representing the interests in a separate portfolio of securities and other assets; and

WHEREAS, the Fund presently offers Shares in three series, i.e., the Government Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio (collectively referred to herein as the “Portfolios”); and

WHEREAS, the Fund desires to retain the Adviser to render investment advisory services to each of the Portfolios as indicated below and the Adviser is willing to so render services;

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment of Adviser. The Fund hereby appoints the Adviser to act as investment adviser to each of the Portfolios for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Delivery of Documents. The Fund has delivered to the Adviser copies of each of the following documents:

(a)	The Fund’s Agreement and Declaration of Trust dated as of September 24, 1987 as amended and restated through November 25, 2014 and all amendments thereto (such Agreement and Declaration of Trust, as presently in effect and as amended from time to time, is herein called the “Trust Agreement”), copies of which are also on file with the Secretary of The Commonwealth of Massachusetts;

(b)	The Fund’s By-Laws and all amendments thereto (such By-laws, as presently in effect and as amended from time to time, are herein called the “By-Laws”);

(c)	Certified resolutions of the Portfolios’ Shareholders and the Fund’s Board of Trustees approving the terms of this Agreement;

(d)	The Fund’s most recent prospectus and statement of additional information with respect to the Portfolios and any supplements thereto (such prospectus and statement of additional information, as presently in effect and as amended, supplemented and/or superseded from time to time, are herein called the “Prospectus” and “Additional Statement,” respectively); and

(e)	The Fund’s Registration Statement, as amended, with respect to the Portfolios under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act on Form N-1A as filed with the Securities and Exchange Commission (such Registration Statement, as presently in effect and as amended from time to time, is herein called the “Registration Statement”).

The Fund agrees to promptly furnish the Adviser from time to time with copies of all amendments of or supplements to or otherwise current versions of any of the foregoing documents not heretofore furnished.

3. Duties of Adviser.

(a)	Subject to the general supervision of the Fund’s Board of Trustees, the Adviser shall manage the investment operations of each of the Portfolios and the composition of each such Portfolio’s assets, including the purchase, retention and disposition thereof. In this regard, the Adviser

(i)	shall provide supervision of the Portfolios’ assets, furnish a continuous investment program for the Portfolios, determine from time to time what investments or securities will be purchased, retained or sold by the Portfolios, and what portion of the assets will be invested or held uninvested as cash;

(ii)	shall place orders pursuant to its determinations either directly with the issuer or with any broker, dealer or other person who deals in the securities in which the Portfolio in question is active. In placing orders with brokers, dealers or such other persons the Adviser shall attempt to obtain the best net price and the most favorable execution of its orders. When the execution and price offered by two or more brokers, dealers or such other persons are believed to be comparable, the Adviser may, in its discretion but subject to applicable law, purchase and sell portfolio securities to and from brokers, dealers or such other persons who provide brokerage or research services; and

(iii)	may, on occasions when it deems the purchase or sale of a security to be in the best interests of a Portfolio as well as its other customers (including any other Portfolio or any other investment company or advisory account for which the Adviser acts as adviser), aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

(b)	The Adviser, in the performance of its duties hereunder, shall act in conformity with the Trust Agreement, By-Laws, Prospectus, Additional Statement and Registration Statement and with the instructions and directions of the Fund’s Board of Trustees, and will use its best efforts to comply with and conform to the requirements of the 1940 Act, the Investment Advisers Act of 1940 and all other applicable federal and state laws, regulations and rulings.

(c)	The Adviser shall render to the Fund’s Board of Trustees such periodic and special reports as the Trustees may reasonably request.

(d)	The Adviser shall notify the Fund of any change in the membership of the Adviser within a reasonable time after such change.

(e)	The services of the Adviser hereunder are not deemed exclusive and the Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

(f)	In performing its obligations under this Agreement, the Adviser may, at its own discretion, delegate any or all of its discretionary investment, advisory and other rights, powers and obligations hereunder to any advisory affiliate of the Adviser, without further written consent of the Fund, provided that the Adviser shall always remain liable to the Fund for its obligations hereunder.

4. Expenses.

(a)	During the term of this Agreement, the Adviser will pay all costs incurred by it in connection with the performance of its duties under paragraph 3 hereof; provided, however, that the Adviser shall not be required to pay the cost (including taxes, brokerage commissions and other transaction costs, if any) of securities purchased for each of the Portfolios.

(b)	The Adviser may from time to time reduce its fee or make payment to a Portfolio in order to offset all or a portion of certain expenses otherwise payable by such Portfolio, provided that any such arrangement does not jeopardize the Portfolio’s qualification as a regulated investment company. Any such fee reduction with respect to the Government Money Market Portfolio will be agreed to in advance of the time such fee would otherwise accrue, and any such arrangement may be discontinued or modified only with the express approval of the Board of Trustees of the Fund.

5. Compensation.

(a)	Subject to any reduction pursuant to paragraph 4(b) hereof, for the services provided and expenses assumed by the Adviser pursuant to this Agreement with respect to the Government Money Market Portfolio, the Fund will pay to the Adviser as full compensation therefor a monthly fee at the annual rate of .10% of the first $50 million of the Government Money Market Portfolio’s average daily net assets plus .05% of the Government Money Market Portfolio’s average daily net assets in excess of $50 million.

(b)	Subject to any reduction pursuant to paragraph 4(b) hereof, for the services provided and expenses assumed by the Adviser pursuant to this Agreement with respect to the Ultra-Short Duration and Short Duration Portfolio (collectively, the “Bond Portfolios”), the Fund will pay to the Adviser as full compensation therefor a monthly fee at the annual rate of .12% of the first $250 million of the Bond Portfolios’ aggregate average daily net assets, plus ..10% of the next $250 million of the Bond Portfolios’ aggregate average daily net assets, plus .07% of the Bond Portfolios’ aggregate average daily net assets in excess of $500 million.

(c)	The fees set forth in paragraph 5(a) hereof will be computed on the Government Money Market Portfolio’s average net assets on each day and will be paid to the Adviser monthly.

(d)	The fees set forth in paragraph 5(b) hereof will be computed on the Bond Portfolios’ aggregate average net assets on each day and will be paid to the Adviser monthly.

6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all records which it maintains for the Portfolios are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

7. Indemnification.

(a)	Subject to Section 36 of the 1940 Act to the extent applicable, the Adviser shall not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)	The Fund hereby agrees to indemnify and hold harmless the Adviser, its officers, partners and employees and each person, if any, who controls the Adviser (collectively, the “Indemnified Parties”) against any and all losses, claims, damages or liabilities, joint or several, to which any such Indemnified Party may become subject under the 1933 Act, the Securities Exchange Act of 1934 (as amended), the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon

(i)

any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in (x) the Prospectus, the Additional Statement or the Registration Statement, (y) any advertisement or sales literature authorized by the Fund for use in the offer and sale of Shares of either Portfolio, or (z) any application or other document filed in connection with the qualification of the Fund or Shares of either Portfolio under the Blue Sky or securities laws of any jurisdiction, except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission either (aa) pertaining to a breach of the Adviser’s duties in connection with this Agreement or (bb) made in reliance upon and in conformity with information furnished to the Fund, in any event by or on behalf of the Adviser pertaining to or originating with the Adviser for use in connection with any document referred to in clauses (x), (y), or (z), or

(ii)	subject in each case to clause (i) above, the Adviser acting under this Agreement in accordance with its terms;

and the Fund will reimburse each Indemnified Party for any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action. The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnified Party’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to fully reimburse the Fund unless it is subsequently determined that such Indemnified Party is entitled to such indemnification and if the Trustees of the Fund determine that the facts known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnified Party shall provide a security for such Indemnified Party’s undertaking, (B) the Fund shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnified Party ultimately will be found entitled to indemnification. The Indemnified Party shall repay the Fund for any amounts advanced to the extent the Indemnified Party receives proceeds from any claim against the Indemnified Party’s insurance policy stemming from the loss, claim, damage, liability or action for which the Fund advanced expenses.

All determinations with respect to the standards for indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnified Party is not liable by reason of failure to meet the standard of conduct necessary for indemnification, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized and shall be made in accordance with the immediately preceding paragraph.

(c)

If the indemnification provided for in paragraph 7(b) is available in accordance with the terms of such paragraph but is for any reason held by a court to be unavailable from the Fund, then the Fund shall contribute to the aggregate amount paid or payable by the Fund and the Indemnified Parties as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Fund and such Indemnified Parties in connection with the operations of the Fund, (ii) the relative fault of the Fund and such Indemnified Parties, and (iii) any other relevant equitable considerations, in each such event as determined by the court. The Fund and the Adviser agree that it would not be just and equitable if contribution pursuant to this subparagraph (c) were determined by pro rata allocation or any other method of allocation which does not take into account the equitable considerations referred to above in this subparagraph (c). The aggregate amount paid or payable as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subparagraph (c) shall be deemed to include any legal or other expenses incurred by the Fund and the Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability or action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(d)	It is understood, however, that nothing in this paragraph 7 shall protect any Indemnified Party against, or entitle any Indemnified Party to indemnification against or contribution with respect to, any liability to the Fund or its Shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties, under this Agreement or otherwise, to an extent or in a manner inconsistent with Section 17(i) of the 1940 Act.

8. Duration and Termination. This Agreement will become effective with respect to a Portfolio on the date it is approved by the Shareholders of the Portfolio in accordance with the requirements of the 1940 Act or on such later date following Shareholder approval as shall be agreed upon by the Fund and the Adviser. Unless sooner terminated, this Agreement will continue until             , 2019. Thereafter, if not terminated, this Agreement shall continue in effect for successive annual periods, provided such continuation is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a majority of the Trustees of the Fund or by vote of a majority of the outstanding Shares (as defined with respect to voting securities in the 1940 Act) representing interests in such Portfolio; provided, however, that this Agreement may be terminated by the Fund as to any Portfolio at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Fund or by vote of a majority of the outstanding Shares (as so defined) representing interests in the Portfolio on 60 days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

9. Status of Adviser as Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Fund’s Board of Trustees from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

10. Amendment of Agreement. This Agreement may be amended by mutual consent, provided that such amendment is approved (a) by vote of a majority of those Trustees of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) to the extent required by the 1940 Act, by vote of a majority of the outstanding Shares (as defined with respect to voting securities in the 1940 Act) representing interests in each Portfolio affected by such amendment. Any amendment to this Agreement shall only be by written instrument which shall make specific reference to this Agreement and which shall be signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

11. Notices. Without limiting the other provisions hereof, notices and other writings delivered or mailed postage prepaid to the Fund, c/o Callahan Financial Services, Inc., 1001 Connecticut Avenue, NW, 10th Floor, Washington, D.C. 20036, Attention: President, with copies to Michael P. Malloy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996 and Daniel Dawson, Nisen & Elliott, LLC, 200 West Adams Street, Suite 2500, Chicago, Illinois 60606 or to the Adviser, ALM First Financial Advisors, LLC, 2911 Turtle Creek Boulevard, Suite 500, Dallas, Texas 75219, or to such other address as the Fund or the Adviser may hereafter specify by written notice to the most recent address specified by the party to whom such notice is addressed, shall be deemed to have been properly delivered or given hereunder to the respective addressee.

12. Shareholder Liability. This Agreement is executed by or on behalf of the Fund and the obligations hereunder are not binding upon any of the Trustees, officers or Shareholders of the Fund individually but are binding only upon the particular Portfolio to which such obligations pertain and the assets and property of such Portfolio.

13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the Commonwealth of Massachusetts and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, subject to paragraph 8 hereof. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ATTEST:		TRUST FOR CREDIT UNIONS

By
President

ATTEST:		ALM FIRST FINANCIAL ADVISORS, LLC

By
Emily More Hollis, President

TCU PROXY 04-17

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Telephone

1) Read the proxy statement and have this
proxy card at hand.

2) Call 1-800-690-6903.

3) Follow the recorded instructions.

4) To revoke or change vote, call again and
follow the recorded instructions.

To vote by Internet

1) Read the proxy statement and have this
proxy card at hand.

2) Go to website www.proxyvote.com

3) Follow the on-screen instructions.

4) To revoke or change vote, log in again
and follow the on-screen instructions.

To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

Trust for Credit Unions

Ultra-Short Duration Government Portfolio

Short Duration Portfolio

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

May 12, 2017

This Proxy is solicited on behalf of the Board of Trustees of Trust for Credit Unions (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposal with respect to the Trust’s Ultra-Short Duration Government Portfolio and Short Duration Portfolio (each, a “Portfolio,” together, the “Portfolios”). The undersigned hereby appoints Jay Johnson and Jon Jeffreys, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio which the undersigned is entitled to vote at the Shareholder Meeting to be held at 12:00 P.M. (Eastern time), on May 12, 2017, at 1001 Connecticut Avenue, N.W., Suite 1001, Washington, DC 20036, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE PORTFOLIO WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED APRIL 11, 2017, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date                    ,

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Short Duration Portfolio

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN,

DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT

VOTING BY TELEPHONE OR INTERNET.

The Board of Trustees recommends you vote FOR the following proposal:

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of each Portfolio, and ALM First Financial Advisors, LLC.	☐	☐	☐

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this
proxy card at hand.

2) Call 1-800-690-6903.

3) Follow the recorded instructions.

4) To revoke or change vote, call again and
follow the recorded instructions.

To vote by Internet

1) Read the proxy statement and have this
proxy card at hand.

2) Go to website www.proxyvote.com

3) Follow the on-screen instructions.

4) To revoke or change vote, log in again
and follow the on-screen instructions.

To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

Trust for Credit Unions

Ultra-Short Duration Government Portfolio

Short Duration Portfolio

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

May 12, 2017

This Proxy is solicited on behalf of the Board of Trustees of Trust for Credit Unions (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposal with respect to the Trust’s Ultra-Short Duration Government Portfolio and Short Duration Portfolio (each, a “Portfolio,” together, the “Portfolios”). The undersigned hereby appoints Jay Johnson and Jon Jeffreys, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio which the undersigned is entitled to vote at the Shareholder Meeting to be held at 12:00 P.M. (Eastern time), on May 12, 2017, at 1001 Connecticut Avenue, N.W., Suite 1001, Washington, DC 20036, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE PORTFOLIO WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED APRIL 11, 2017, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date                    ,

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Ultra-Short Duration Government Portfolio

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN,

DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT

VOTING BY TELEPHONE OR INTERNET.

The Board of Trustees recommends you vote FOR the following proposal:

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of each Portfolio, and ALM First Financial Advisors, LLC.	☐	☐	☐